UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2015 (May 15, 2015)

CM Finance Inc

(Exact name of registrant as specified in its charter)

Maryland	1-36300	46-2883380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Lexington Avenue, 26th Floor

New York, NY 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 257-5199

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 15, 2015, the Board of Directors (the “Board”) of CM Finance Inc (the “Company”) accepted the resignation of Stephen Kuppenheimer from his position as a member of the Board, effective immediately. As previously disclosed by the Company, Stifel Financial Corp. (“Stifel”) has the right to nominate a replacement for the position vacated by Mr. Kuppenheimer. The Board and its Nominating and Corporate Governance Committee intend to fill the vacancy with a qualified candidate nominated by Stifel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2015	CM Finance Inc

	By:	/s/ Christopher E. Jansen
Christopher E. Jansen
President and Secretary